SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

Section 9.01 – Financial Statements and Exhibits

Signature

Exhibit Index

Exhibit Description

10.33 – Form of Purchase Agreement

10.34 – Form of Warrant

10.35 – Form of Registration Rights Agreement

SECTION 1– REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 5, 2008, GeoResources, Inc. (the “Registrant”) entered into a definitive purchase agreement (the “Purchase Agreement”, the form of which is attached hereto as Exhibit 10.33) with non-affiliated accredited investors for the aggregate purchase of 1,533,334 shares of its restricted common stock at $22.50 per share and warrants exercisable for an aggregate of 613,336 shares of common stock at an exercise price of $32.43 per share (the “Warrants”, the form of which is attached hereto as Exhibit 10.34) for aggregate gross proceeds of $34.5 million. The Registrant paid the placement agent, Wachovia Capital Markets, LLC, approximately $1.7 million in placement fees. The Warrants have a term of five years, but may not be exercised until six months after the closing of the Purchase Agreement on June 9, 2008.

The non-affiliated accredited investors are: CAMOFI Master LDC, Cranshire Capital, L.P., Crestview Capital Master, LLC, Enable Growth Partners LP, Enable Opportunity Partners LP, Hudson Bay Fund LP, Hudson Bay Overseas Fund LTD, Iroquois Master Fund Ltd., Midsummer Investment, Ltd., Jung Capital Partners, LLLP, Truk International Fund, L.P., Truk Opportunity Fund, LLC, Portside Growth and Opportunity Fund, RHP Master Fund, Ltd., Rockmore Investment Master Fund Ltd., Harbour Holdings Ltd, Skylands Quest LLC, Skylands Special Investment II LLC, Skylands Special Investment LLC, UBS O’Connor LLC, Waterstone Market Neutral Master Fund Ltd. and Waterstone Market Neutral MAC 51 Fund Ltd.

Pursuant to the terms of the Purchase Agreement, the Registrant and the investors entered into a Registration Rights Agreement, dated June 5, 2008 (the “Registration Rights Agreement”, the form of which is attached hereto as Exhibit 10.35), under which the Registrant has agreed, at its expense, to file with the Securities and Exchange Commission, by July 9, 2008, a registration statement covering the shares of restricted common stock purchased by such parties on June 9, 2008, subject to certain exceptions. The Registration Rights Agreement also provides for the registration of the shares of common stock underlying the Warrants.

The Registrant relied upon the exemptions from registration provided by Section 4(2) of the Securities Act and Rule 506 promulgated thereunder for the issuance of the securities in the transaction. Each of the investors purchasing the securities sold made representations in the Purchase Agreement concerning their investment sophistication and knowledge of the Registrant’s business operations and financial condition.

The foregoing discussion of the Purchase Agreement, Warrants and Registration Rights Agreement is not complete and is qualified in its entirety by reference to these agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

Exhibit No.	Description
10.33	Form of Purchase Agreement
10.34	Form of Warrant
10.35	Form of Registration Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

/s/ Howard E. Ehler

By: Howard E. Ehler Chief Financial Officer

Date: June 11, 2008

Exhibit Index

Exhibit No.	Description
10.33	Form of Purchase Agreement
10.34	Form of Warrant
10.35	Form of Registration Rights Agreement